UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Greenwich LifeSciences, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Greenwich LifeSciences, Inc.
3992 Bluebonnet Drive, Bldg 14
Stafford, TX 77477

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 9, 2022

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Greenwich LifeSciences, Inc. to consider and act upon the following matters:

1	To elect five (5) members to our Board of Directors;

2	To ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Greenwich LifeSciences’ Board of Directors has fixed the close of business on October 18, 2022 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:30 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 9, 2022 at 9:00 a.m. local time at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10012.

The proxy statement and annual report to stockholders are available at www.annualgeneralmeetings.com/glsi.

By the Order of the Board of Directors

/s/ David B. McWilliams
David B. McWilliams

Chairman of the Board of Directors

Dated: October 19, 2022

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Greenwich LifeSciences the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Greenwich LifeSciences, Inc.
3992 Bluebonnet Drive, Bldg 14
Stafford, TX 77477

PROXY STATEMENT FOR THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 9, 2022

The Board of Directors (the “Board”) of Greenwich LifeSciences, Inc. (“Greenwich” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112, on December 9, 2022, at 9:00 a.m. local time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about October 19, 2022 to our beneficial owners and stockholders of record who owned our common stock at the close of business on October 18, 2022. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December 9, 2022, at 9:00 a.m. local time at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10012. Directions to the Annual Meeting may be found at the back of this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on October 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 12,848,165 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are two (2) matters scheduled for a vote:

1.	To elect five (5) members to our Board of Directors;

2.	To ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 6,424,083 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the five (5) members to our Board of Directors;

2.	“FOR” the ratification of the appointment of Malone Bailey LLP, as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the five (5) members to our Board of Directors	Plurality of the votes cast (the five directors receiving the most “FOR” votes)

Ratification of the Appointment of Malone Bailey LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2022	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Greenwich LifeSciences, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Greenwich LifeSciences, Inc. 3992 Bluebonnet Drive, Bldg. 14, Stafford, TX 77477. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2023 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must be submitted in writing to our Secretary at 3992 Bluebonnet Drive, Bldg 14, Stafford, TX 77477, and received no earlier than August 12, 2023 and no later than September 11, 2023, to be includable in our proxy statement and related proxy for the 2023 Annual Meeting. However, if the date of the 2023 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, December 9, 2023, to be considered for inclusion in proxy materials for our 2023 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at 3992 Bluebonnet Drive, Bldg 14, Stafford, TX 77477 and received no earlier than August 12, 2023 and no later than September 11, 2023,. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the five (5) director nominees set forth herein. Members of the Board and executive officers of Greenwich LifeSciences do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at www.greenwichlifesciences.com

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals (Snehal S. Patel and David B. McWilliams, respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance and cybersecurity and data privacy. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Corporate Governance/Nominating Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Corporate Governance/Nominating Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Drs. Armitage, Markin, Pace, Mr. Brancaccio and Ms. White representing five of our six incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. If elected, it is expected that Drs. Mohindru and Tannenbaum will be “independent”. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee and a Compensation Committee, each of which has the composition and responsibilities described below. Our Board of Directors serves in place of a nominating and corporate governance committee. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at https://investor.greenwichlifesciences.com/corporate-governance under “Corporate Governance’.

Audit Committee

The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC.

As of December 31, 2021, the Audit Committee consisted of David McWilliams, chairman of the Audit Committee, Eric Rothe and Kenneth Hallock. Under the applicable rules and regulations of Nasdaq, each member of a company’s audit committee must be considered independent in accordance with Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of David McWilliams, Eric Rothe and Kenneth Hallock is “independent” as that term is defined under applicable Nasdaq and SEC rules. Mr. Brancaccio is our audit committee financial expert.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Compensation Committee has responsibility for, among other things, (i) recommending to the Board for approval the overall compensation philosophy for our company and periodically reviewing the overall compensation philosophy for all employees to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking, (ii) reviewing annually and making recommendations to the Board for approval, as necessary or appropriate, with respect to our compensation plans, (iii) based on an annual review, determining and approving, or at the discretion of the Compensation Committee, recommending to the Board for determination and approval, the compensation and other terms of employment of each of our officers, (iv) reviewing and making recommendations to the Board with respect to the compensation of directors, (v) overseeing our regulatory compliance with respect to compensation matters, (vi) reviewing and discussing with management, prior to the filing of our annual proxy statement or annual report on Form 10-K, our disclosure relating to executive compensation, including our Compensation Discussion and Analysis and executive and director compensation tables as required by SEC rules, and (vii) preparing an annual report regarding executive compensation for inclusion in our annual proxy statement or our annual report on Form 10-K. The Compensation Committee has the power to form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee.

The charter of the Compensation Committee grants the Compensation Committee authority to select, retain, compensate, oversee and terminate any compensation consultant to be used to assist in the evaluation of director, chief executive officer, officer and our other compensation and benefit plans and to approve the compensation consultant’s fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may also select or retain advice and assistance from an internal or external legal, accounting or other advisor as the Compensation Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities and will have the direct responsibility to appoint, compensate and oversee any such advisor. Currently, the Compensation Committee engages Radford, part of the Rewards Solutions practice of Aon plc, as its compensation consultant.

As of December 31, 2021, the Compensation Committee consisted of David McWilliams, chairman of the Compensation Committee, Eric Rothe and Kenneth Hallock. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Code of Business Conduct and Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, officers and employees. Our Code of Business Conduct and Ethics can be found on our website at www.greenwichlifesciences.com. A copy of our Code of Business Conduct and Ethics may be obtained without charge upon written request to Secretary, Greenwich LifeSciences, Inc., 3992 Bluebonnet Drive, Bldg 14, Stafford, TX 77477. If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website (www.greenwichlifesciences.com) and/or in our public filings with the SEC.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, all of our directors, certain of our employees and consultants and family members or others sharing a household with any of the foregoing are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2021, none of our directors or executive officers had pledged any shares of our common stock.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2021, Messrs. McWilliams, Rothe and Haddock served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2021.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2021, the Board of Directors held 2 meetings including telephonic meetings; the Audit Committee held 1 meeting; and the Compensation Committee held 1 meeting. During fiscal year 2021, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Greenwich LifeSciences, Inc.

c/o Secretary

3992 Bluebonnet Drive, Bldg 14,
Stafford, TX 77477

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits term that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five (5) directors to hold office until the 2023 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the five (5) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of October 18, 2022.

Name	Age
David B. McWilliams, Chairman of the Board	79
Snehal S. Patel, Chief Executive Officer, Chief Financial Officer	58
Eric Rothe, Director	47
F. Joseph Daugherty. Director	72
Kenneth Hallock, Director	74

David B. McWilliams, Chairman of the Board

Mr. McWilliams has over 40 years of experience in building biopharmaceutical and healthcare companies. He previously served as the Chairman of the board of directors of BioHouston, Inc., an advocate of Houston’s life sciences industry. Mr. McWilliams has served as a consultant and an advisor at various levels in multiple private start-up biotech companies to help develop pre-clinical and clinical assets in cancer and other therapeutic areas. He has also served as the Chief Executive Officer and a member of the board of directors of Opexa Therapeutics, Inc., a multiple sclerosis cell therapy company; as the Chief Executive Officer, President and a member of the board of directors of Bacterial Barcodes, Inc., a bacteria and fungi diagnostic company; as the Chief Executive Officer and a member of the board of directors of Signase, Inc., a cancer therapeutics company; as Chief Executive Officer, President, and a member of the board of directors of both Encysive Pharmaceuticals, Inc. and Repros Therapeutics Inc.; and as Chief Executive Officer and President of Kallestad Diagnostics (Erbamont). Mr. McWilliams has served in various other capacities, including President of Harleco Diagnostics Division (EM Industries), General Manager and Program Manager of Abbott Laboratories, and Management Consultant at McKinsey & Company. Mr. McWilliams was previously the Chief Executive Officer of Greenwich LifeSciences. He received a BA in Chemistry from Washington and Jefferson College, and an MBA in Finance from the University of Chicago.

Snehal S. Patel, Chief Executive Officer and Director

Mr. Patel has over 30 years of experience in executive management, corporate development, operations, and investment banking in the healthcare industry. He has served as a consultant, manager, and advisor for R&D and manufacturing design, scale-up, and operations at multiple public and private biotech companies, working on clinical and pre-clinical assets in stem cell therapy, multiple sclerosis t-cell therapy, oncolytic viruses, and disposable biotech manufacturing equipment. Mr. Patel has also served as an investment banker at Sanders Morris Harris, Ferghana Partners, and JP Morgan Chase, where he focused on healthcare and biotech financing and strategic transactions. Prior to that, he worked in operations and business development at consulting firms and Bayer Corporation. He received a BS in Chemical Engineering and an MS in Biochemical Engineering from the Massachusetts Institute of Technology, a Certificate in Project Management from the University of California at Berkeley, and an MBA from the University of Chicago.

Eric Rothe, Director

Mr. Rothe has over 12 years of industry and academic experience in gene-based therapies and vaccines, including 6 years of laboratory experience. He is currently Global Product Line Leader at Baker Hughes, an energy technology company that was acquired by GE Company. Previously, Mr. Rothe served as Vice President of Mid-Continent and NE US Geomarket and Global Product Line Leader at GE Oil & Gas, Inc., as well as the International Sales and Operations Director at National Oilwell Varco, Inc., one of the world’s largest oil field equipment providers. Before joining the oil & gas sector, Mr. Rothe served as Director of the Clinical Cancer Genetics program at U.T. M.D. Anderson Cancer Center; worked as Project Manager at Introgen, Inc., a developer of cancer products in advanced clinical trials; and provided consulting services for start-up and small biotechnology companies in Texas. Mr. Rothe was previously President, Chief Executive Officer, and Chairman of the board of directors at Greenwich LifeSciences. He received a BA in Molecular and Cell Biology from the University of California at Berkeley, and an MBA from Rice University.

F. Joseph Daugherty, Chief Medical Officer & Director

Dr. Daugherty has over 35 years of experience in managing and overseeing biotechnology and biomedical projects. Currently, he is Managing Partner of Phenolics, LLC and PharmaPrint, LLC, both of which are nutraceutical companies, and sits on the boards of several startup companies and a charitable foundation. Dr. Daugherty served first as President, and recently as Chief Executive Officer, Chief Medical Officer and the Chairman of the board of directors of Eleos, Inc., a clinical-stage, private biotech company focused on anti-sense technology in cancer. In addition to being an officer and director, Dr. Daugherty has served in various other capacities, including as a management consultant to over 20 public and private biomedical companies, like Dupont, Inc, and as President of ConAgra’s biotech division. He received a BA in Biology from Washington University, an MD from the University of Nebraska Medical Center, and an MS in Industrial Administration from Carnegie Mellon University.

Kenneth Hallock, Director

Mr. Hallock has over 40 years of experience in general management and new venture start-ups. He is currently a senior manager and partner in a private start-up equipment manufacturing company and has been in these roles for over 10 years. Mr. Hallock has worked in large industrial corporations such as NL Industries, Inc. and Anderson, Clayton, and Co., which were subsequently acquired. Mr. Hallock received a BSE in Chemical Engineering from Princeton University, and an MBA from Harvard Business School.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the year ended December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Total ($)
Snehal Patel, CEO	2021	450,000	475,000	491,589	1,416,589
	2020	114,966	392,516	491,589	999,071

(1)	For 2021 fiscal year, Mr. Patel received 218,484 shares of our common stock for services rendered and as incentive for services to be rendered. Mr. Patel did not receive any options or warrants for the 2021 fiscal year. For 2020 fiscal year, Mr. Patel received 218,484 shares of our common stock for services rendered and as incentive for services to be rendered. Mr. Patel did not receive any options or warrants for the 2020 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options and RSU’s as well as the exercise prices and expiration dates thereof, as of December 31, 2021. Except for the options and RSU’s set forth in the table below, no other equity awards were held by any of our named executive officers as of December 31, 2021.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Snehal S. Patel					163,863	(1)	368,692

(1)	We granted Mr. Patel shares of common stock on September 30, 2019 for compensation and incentives of which 93,633 vested immediately upon grant, 491,589 vested between October 1 2019 and December 31, 2021 over the 27 month period, and the balance, or 163,863 shares of common stock vest over 9 equal monthly installments commencing on January 1, 2022.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)(4)	Total ($)
David McWilliams(1)		21,087		21,087
Eric Rothe(2)		14,067		14,067
Kenneth Hallock(3)		14,067		14,067

(1)	On September 30, 2019, we authorized the issuance of 28,090 shares of its common stock to Mr. McWilliams. The shares vest in 36 equal monthly installments with the first installment vesting on October 1, 2019. Of such shares, 9,372 shares of common stock vested during the fiscal year ended December 31, 2021. Mr. McWilliams did not receive any options or warrants during the 2021 fiscal year.

(2)	On September 30, 2019, we authorized the issuance of 18,727 shares of its common stock to Mr. Rothe. The shares vest in 36 equal monthly installments with the first installment vesting on October 1, 2019. Of such shares, 6,252 shares of common stock vested during the fiscal year ended December 31, 2021. Mr. Rothe did not receive any options or warrants during the 2021 fiscal year.

(3)	On September 30, 2019, we authorized the issuance of 18,727 shares of its common stock to Mr. Hallock. The shares vest in 36 equal monthly installments with the first installment vesting on October 1, 2019. Of such shares, 6,252 shares of common stock vested during the fiscal year ended December 31, 2021. Mr. Hallock did not receive any options or warrants during the 2021 fiscal year.

Employment Agreements

Snehal Patel Employment Agreement

On September 29, 2020, we entered into an employment agreement (the “Employment Agreement”) with Snehal Patel, our Chief Executive Officer in connection with our initial public offering (the “IPO”). The term of the Employment Agreement will continue until December 31, 2021 and automatically renews for successive one year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. Pursuant to the terms of the Employment Agreement, Mr. Patel shall, among other things, (i) receive a base salary of $450,000, subject to increase, (ii) shall be eligible to receive equity grants, (iii) shall be eligible to receive an annual bonus of up to 50% of his then base salary and (iv) shall be eligible to receive a strategic transaction bonus. In addition, Mr. Patel shall also be eligible to participate in all employee welfare and benefit plans and shall receive such other fringe benefits as we offer to our senior executives and directors.

In the event Mr. Patel’s employment is terminated by us for Cause (as defined in the Employment Agreement), as a result of Mr. Patel’s death or Disability (as defined in the Employment Agreement), voluntarily by Mr. Patel without Good Reason (as defined in the Employment Agreement), or upon expiration of the term, we shall pay Mr. Patel (i) a lump sum amount equal to (A) any unpaid base salary and equity grants then due plus (B) any bonus earned but not paid and (ii) any unpaid expenses (collectively, the “Patel Compensation”). In addition, if Mr. Patel’s employment is terminated for death, Disability or as a result of the expiration of the term of the Employment Agreement as a result of the non-renewal of such term by us, we shall pay Mr. Patel any pro-rated bonus for the target year in which the termination occurs. In the event Mr. Patel’s employment is terminated by us without Cause or by Mr. Patel for Good Reason, we shall pay Mr. Patel (i) the Patel Compensation, (ii) any pro-rated bonus for the target year in which the termination occurs and (iii) provided that Mr. Patel executes the Release (as defined in the Employment Agreement), (A) the Severance Payment (as defined in the Employment Agreement) and (B) COBRA premiums for twelve months from the date of termination. In the event of Mr. Patel’s termination (i) by us without Cause or by Mr. Patel for Good Reason within six months prior to the consummation of a Change of Control (as defined in the Employment Agreement) transaction, if, prior to or as of such termination, a Change of Control transaction was Pending (as defined in the Employment Agreement), at any time during such six month period, (ii) by Mr. Patel for Good Reason at any time within twelve months after the consummation of a Change of Control, or (iii) by us without Cause at any time within twelve months after the consummation of a Change of Control, Mr. Patel shall receive (A) the Patel Compensation, (B) any pro-rated bonus for the target year in which the termination occurs and (C) provided that Mr. Patel executes the Release, (a) a lump sum amount equal to twelve months of Mr. Patel’s then base salary and equity grants at the rate in effect as of the date of termination and (b) COBRA premiums for six months from the date of termination. Furthermore, all of the shares that are then unvested shall immediately vest and, all options, warrants and other convertible securities beneficially held by Mr. Patel shall become fully exercisable for (i) a period of six months following the date of termination only if at the time of such termination there is a Change of Control transaction Pending but in no event beyond expiration of the original term of the award or (ii) if clause (i) does not apply, then such period of time set forth in the agreement evidencing the security. The Employment Agreement also contains covenants restricting Mr. Patel from: (i) engaging in any activity competitive with our business during the term of the Employment Agreement and for a period of one year thereafter; and (ii) soliciting our customers, suppliers or employees during the term of the Employment Agreement and for a period of one year thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 18, 2022 by:

●	each of our named executive officers;
●	each of our directors;
●	all of our current directors and executive officers as a group; and
●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of October 18, 2022, pursuant to the exercise of options or warrants, vesting of common stock or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 12,848,165 shares of common stock issued and outstanding as of October 18, 2022.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Greenwich LifeSciences, Inc., 3992 Bluebonnet Dr, Building 14, Stafford, TX 77477.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage
Executive officers and directors:
Snehal Patel	5,281,174	(1)	41.02%
F. Joseph Daugherty	93,411	(2)	*
David McWilliams	628,075	(3)	4.89%
Eric Rothe	318,424	(4)	2.48%
Kenneth Hallock	402,502	(5)	3.13%
All current named executive officers and directors as a group (5) persons	6,732,585		52.14%

* Represents beneficial ownership of less than 1%

(1)	Consists of (i) 1,311,853 shares of common stock owned by Snehal Patel, (ii) 1,408,033 shares of common stock owned by Snehal Patel IRA, (iii) 919,234 shares of common stock owned by Patel Family Trust 1, (iv) 743,218 shares of common stock owned by Patel Family Trust 2, (v) 743,218 shares of common stock owned by Patel Family Trust 3, and (vi) 129,400 shares of common stock owned by Kinnary Patel IRA. Includes 26,218 shares of common stock exercisable upon exercise of vested stock options and stock options that vest within 60 days of October 18, 2022. Snehal Patel and Kinnary Patel, the spouse of Snehal Patel, are the Trustees of the Patel Family Trust 1, Patel Family Trust 2 and Patel Family Trust 3. Snehal Patel is the Trustee of the Snehal Patel IRA. Kinnary Patel is the Trustee of the Kinnary Patel IRA. In such capacities, Snehal Patel is deemed to hold voting and dispositive power over the securities held by such entities.

(2)	Includes 3,278 shares of common stock exercisable upon exercise of vested stock options and stock options that vest within 60 days of October 18, 2022.

(3)	Includes 7,748 shares of common stock exercisable upon exercise of vested stock options and stock options that vest within 60 days of October 18, 2022.

(4)	Includes 5,169 shares of common stock exercisable upon exercise of vested stock options and stock options that vest within 60 days of October 18, 2022.

(5)	Includes 5,169 shares of common stock exercisable upon exercise of vested stock options and stock options that vest within 60 days of October 18, 2022. Kenneth Hallock and Annette Hallock are the Trustees of the Hallock Trust and in such capacities share voting and dispositive power over the securities held by such entity.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2022

The Board has appointed Malone Bailey LLP (“Malone Bailey”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. Malone Bailey LLP has acted as our principal accountant since 2019 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2021.

A representative of Malone Bailey is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Greenwich LifeSciences. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Greenwich LifeSciences’ accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The aggregate fees billed to us by Malone Bailey, our independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2021		2020
Audit fees (1)	$54,000	]	$33,500
Audit-related fees (2)	$8,940		$40,040
Tax fees	$-		$-
All other fees	$-		$-

(1)	Audit fees consist of fees for professional services performed by Malone Bailey for the audit and review of our financial statements.

(2)	Audit-related fees consist of fees for preparation and filing of our registration statements, including issuance of comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Malone Bailey.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Malone Bailey as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MALONE BAILEY LLP USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://greenwichlifesciences.com/ under “Corporate Governance.”

We have reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2021.

We have discussed with Malone Bailey, the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from Malone Bailey required by applicable requirements of the PCAOB regarding Malone Bailey’s communications with the Audit Committee concerning independence, and have discussed with Malone Bailey, their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
David McWilliams
Kenneth Hallock
Eric Rothe

OTHER MATTERS

Greenwich LifeSciences has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Greenwich LifeSciences will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (832) 819-3232, or submit a request in writing to our Secretary, c/o Greenwich LifeSciences 3992 Bluebonnet Drive, Bldg 14, Stafford, TX 77477. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of Greenwich LifeSciences’ Annual Report on Form 10-K for fiscal year ended December 31, 2021 may be obtained without charge by writing to the Secretary, 3992 Bluebonnet Drive, Bldg 14, Stafford, TX 77477.

By Order of the Board of Directors

/s/ David B. McWilliams
David B. McWilliams
Chairman of the Board of Directors

October 19, 2022

PROXY CARD

GREENWICH LIFESCIENCES, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 9, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Snehal Patel, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Greenwich LifeSciences, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on December 9, 2022 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 9, 2022 at 9:00 am local time at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, New York 10012. The proxy statement and the 2021 Annual Report on Form 10-K are available at www.annualgeneralmeetings.com/glsi.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Greenwich LifeSciences, Inc. to be held at Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, New York 10012, on December 9, 2022, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2

1. Election of Directors Nominees	FOR	WITHHOLD

01-David B. McWilliams	☐	☐
02-Snehal S. Patel	☐	☐
03-Eric Rothe	☐	☐
04-F. Joseph Daugherty, M.D.	☐	☐
05-Kenneth Hallock	☐	☐

2. Proposal to ratify Malone Bailey, LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2022.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2022

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1. VIA INTERNET:

Login to www.annualgeneralmeetings.com/glsi

Enter your control number (12 digit number located below)

2. VIA MAIL:

Pacific Stock Transfer Co.6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on December 8, 2022.

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